Exhibit 99.1

OptimizeRx to Present at William Blair & Company’s 40th Annual Growth Stock Conference, June 9-11, 2020

ROCHESTER, Mich., (May 29, 2020) — OptimizeRx Corp. (Nasdaq: OPRX), a leading provider of digital health solutions for life science companies, payers and providers, has been invited to present in William Blair & Company’s 40th Annual Growth Stock Conference being held June 9-11, 2020.

OptimizeRx CEO William Febbo is scheduled to present on June 10, 2020, at 9:20 a.m. Central time, as well as participate in virtual one-on-one meetings on the same day and June 11.

He will discuss a number of topics, including how OptimizeRx’s record Q1 results demonstrated an acceleration in platform adoption and the further transformation of the company’s revenue model into SaaS-based enterprise-level deployments. He will also discuss how COVID-19 has made OptimizeRx’s nationwide digital connectivity at the point-of-care even more relevant to its customer base, which now includes the world’s top 20 pharmaceutical companies.

The live presentation will be available at investors.optimizerx.com/events-and-presentations.

The event is for institutional clients of William Blair and is by invitation only. To schedule a one-on-one meeting with OptimizeRx, please contact your William Blair institutional sales representative. For further assistance or any questions about OptimizeRx, contact Ron Both of CMA at (949) 432-7557 or submit your inquiry here.

About William Blair

William Blair is a premier global boutique with expertise in investment banking, investment management, and private wealth management. The company provides advisory services, strategies, and solutions to meet its clients’ evolving needs. As an independent and employee-owned firm, together with its strategic partners, William Blair operates in more than 20 offices worldwide. For more information, visit www.williamblair.com.

About OptimizeRx®

OptimizeRx Corporation (NASDAQ: OPRX) is a digital health company that facilitates communication at point-of-care among all stakeholders in healthcare. Primarily focused on life science and payer clients, its suite of digital and mobile SaaS-based solutions enables affordability, patient adherence and care management. OptimizeRx’s network reaches more than 60% of U.S. ambulatory providers, delivering therapeutic support on specialty medications and patient financial assistance directly within a provider’s workflow through leading electronic health platforms. OptimizeRx’s fully integrated platform supports the real-time exchange of information, improving provider knowledge and patient engagement, and ultimately leading to healthier outcomes.

For more information, go to OptimizeRx.com, and follow the company on Twitter and LinkedIn.

Important Cautions Regarding Forward Looking Statements

This press release contains forward-looking statements within the definition of Section 27A of the Securities Act of 1933, as amended, and such as in section 21E of the Securities Act of 1934, as amended. These forward-looking statements should not be used to make an investment decision. The words ‘estimate,’ ‘possible’ and ‘seeking’ and similar expressions identify forward-looking statements, which speak only as to the date the statement was made. The company undertakes no obligation to publicly update or revise any forward-looking statements, whether because of new information, future events, or otherwise. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted, or quantified. Future events and actual results could differ materially from those set forth in, contemplated by, or underlying the forward-looking statements. The risks and uncertainties to which forward-looking statements are subject include, but are not limited to, the effect of government regulation, competition, and other material risks.

OptimizeRx Contact

Doug Baker, CFO

Tel (248) 651-6568 x807

dbaker@optimizerx.com

Media Relations Contact

Maira Alejandra, Media Relations Manager

Tel (754) 245-7070

malejandra@optimizerx.com

Investor Relations Contact

Ron Both or Grant Stude

CMA Investor Relations

Tel (949) 432-7557

oprx@cma.team